SECOND AMENDMENT TO
                                 ASSET PURCHASE AGREEMENT
                                 ------------------------

               This SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (the "AMENDMENT") is entered into this 1st day of July, 1996, by and among
               French
                     Fragrances, Inc., a Florida corporation (the "Buyer"), and Fragrance Marketing Group, Inc., a Florida corporation (the "Seller"), and Rene Garcia and Jose Miguel Norona, the sole shareholders of the Seller (collectively, the "Shareholders"), and
          amends
                that
                     certain Asset Purchase Agreement among the Seller, the Buyer and the Shareholders dated April 17, 1996 as amended on
          May
             14,
                 1996
                     (the
                          "Purchase Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.






             WHEREAS,
                      the
                          partie
                                s entered into the Purchase Agreement, and, pursuant to Section 14.2 thereof, desire to amend the Purchase Agreement;






             NOW,
                  THEREFORE,
                             in
                                consideration of the covenants and promises contained herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:






              1.

                  Sec
                     tion 2.1(a)(d) of the Purchase Agreement is deleted in its entirety and replaced with the following:

                   "(d)  a warrant exercisable for 1,075,000 shares
                   of the Buyer's common stock, par value $0.01 per
                   share (the "Warrant Stock"), in the form of Exhibit
                   E hereto (the "Warrant" and collectively with the
                   Cash Purchase Price, Inventory Purchase Price,
                   Debenture Price, the "Purchase Price"); provided
                   that, the Seller hereby authorizes and directs the
                   Buyer that the Warrant be issued to the Seller for 1,017,500 shares of Warrant Stock and that Warrants in the form of Exhibit E be issued to David Alfin for 10,750 shares of Warrant Stock and for 46,750 shares of Warrant Stock and which additional
                   Warrants and Warrant Stock shall be subject to
                   the same terms and conditions contained in this Agreement, as amended, as are applicable to the
                   Seller's Warrant and the shares issuable upon
                   exercise of the Seller's Warrant, including,
                   without limitation, the provisions of Section 12.5, "Offset; Security Interest", on a pro rata basis with the Seller's Warrant, and treated for all
                   purposes as if they were the Seller's Warrant, and
                   upon exercise, Warrant Stock, under this Agreement,
                   as amended."
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               2.  (a)  Except as amended hereby, the Purchase Agreement
          remains in full force and effect in accordance with its terms and conditions and is reaffirmed for all purposes.

                   (b) This Amendment may be executed in any number of counterparts
                     , each of which shall be deemed an original. Delivery of
            executed
                     signature pages hereof by facsimile transmission shall constitute effective and binding execution and delivery hereof.

                   (c) This Amendment shall be shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed in Florida, without regard to conflicts of law principles thereunder.

                   (d) This Amendment shall be binding upon, and inure to the benefit
                     of,
                        the
                            parties hereto and their respective successors, assigns, heirs, beneficiaries, estates, executors and personal representatives.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        FRENCH FRAGRANCES, INC.


                                        By: /s/ Rafael Kravec
                                            ---------------------------
                                            Rafael Kravec
                                            President



                                        FRAGRANCE MARKETING GROUP, INC.


                                        By: /s/ Rene Garcia
                                            ---------------------------
                                            Rene Garcia
                                            President


                                        RENE GARCIA

                                        By: /s/ Rene Garcia
                                            ---------------------------


                                        JOSE MIGUEL NORONA

                                        By: /s/ Jose Miguel Norona
                                            ---------------------------
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